Note 17 - Prepayment from Customer	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Explanation of significant changes in contract assets and contract liabilities [text block]

17.    Prepayment from customer

Refers to payments made in excess due to the provisional pricing applied at the time of invoicing, with the final amount subject to adjustments based on all variable pricing elements outlined in the sales contract. As of December 31, 2024, the outstanding balance was $2,178 ($2,154 on December 31, 2023).

Accounting policy

Prepayment from customers consists of amounts received in advance when purchasing the products. Advances received are recorded as a liability, represented by the contractual obligation to deliver the products.